Income Taxes - Increase in Income Tax Expenses and Net Income Per Share Amounts (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Increase in income tax expenses	$ 41,452	$ 36,779	$ 3,558
Earnings per share after increase in income tax expenses - basic	$ 0.70	$ 0.28	$ 0.03
Earnings per share after increase in income tax expenses - diluted	$ 0.67	$ 0.27	$ 0.03